CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Odyssey Oil & Gas, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2006 (the "Report"), I, Arthur Johnson, Principal Executive Officer and Principal Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Arthur Johnson
Arthur Johnson
Principal Executive Officer,
President, and Principal Financial Officer
August 18, 2006